UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  June 19, 2013

DIRECT INSITE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward Boulevard
Suite 1550	33394
Fort Lauderdale, Florida	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 19, 2013, Direct Insite Corp. (the “Company”) announced that Matthew E. Oakes, President and Chief Executive Officer of the Company was recently interviewed by NBT Equities Research Founder Tobin Smith.  A copy of the press release issued by the Company announcing the interview is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Direct Insite Corp. dated June 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Direct Insite Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT INSITE CORP.

/s/ Jeff Yesner
Jeff Yesner
Chief Financial Officer

Dated: June 19, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Direct Insite Corp. dated June 19, 2013.